SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                            ---------------------


                                  FORM 8-K

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report
 (Date of earliest event reported)June 30, 1999


            FORD CREDIT AUTO LOAN MASTER TRUST,
      SERIES 1994-1, 1995-1, 1996-1, 1996-2 AND 1997-1

Delaware                 0-21686                     38-2973806
--------     --------------------------------        ----------
State or        (Commission File Number)            IRS Employer
other juris-                                         I.D. Number
diction of
incorporation


     (FORD CREDIT AUTO RECEIVABLES CORPORATION - ORIGINATOR)
     -------------------------------------------------------
      (Exact name of registrant as specified in its charter)

The American Road, Dearborn, Michigan            48121
-------------------------------------            -----
Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code  313-322-3000


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ITEM 5.  Other Events

     The Monthly Servicing Report relating to the Ford Credit Auto Loan Master Trust, Series 1994-1, 1995-1, 1996-1, 1996-2 and 1997-1 for the Collection
Period ended June 30, 1999, provided to The Chase Manhattan Bank, formerly Chemical Bank, as trustee, is attached hereto as Exhibit 19 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS


                                    EXHIBITS

DESIGNATION       DESCRIPTION                   METHOD OF FILING
-----------       -----------                   ----------------

Exhibit 19     Ford Credit Auto Loan Master     Filed with
               Trust, Series 1994-1, 1995-1     this Report.
               1996-1,  1996-2 and 1997-1
               Servicing  Report for the
               Collection Period ended
               June 30, 1999.

                        SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                      Ford Credit Auto Loan Master Trust,
               Series 1994-1, 1995-1, 1996-1, 1996-2 and 1997-1
                                 (Registrant)


Date:  July 12, 1999            By: /s/Richard P. Conrad
                                ---------------------
                                 Richard P. Conrad
                                 Assistant Secretary of Ford
                                 Credit Auto Receivables
                                 Corporation, originator of Trust




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                                  EXHIBIT INDEX

Designation                   Description
-----------         -------------------------------------
Exhibit 19          Ford Credit Auto Loan Master Trust
                    Series 1994-1, 1995-1, 1996-1,
                    1996-2 and 1997-1 Servicing Report
                    for the Collection Period ended
                    June 30, 1999.